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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934


            Date of Report (Date of earliest reported) March 8, 2000


                          BENTLEY COMMUNICATIONS CORP.
                      (FORMERLY KYRENIA ACQUISITION CORP.)
               (Exact name of registrant as specified in charter)


            Florida                    000-27347                58-2534003
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


         100 Oceangate Boulevard, Suite 1200, Long Beach, CA 90802-4322
               (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code  (562) 628-5534


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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

On March 8, 2000, the Company was acquired through a reorganization agreement with Bentley Communications Corp., a Florida company. The Board of Directors approved the purchase of the Company by Bentley Communication Corp.

ITEM 4.     CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

On June 2, 2000, the Company dismissed its certifying accountant, Stefanou & Company, LLP. ("Stefanou"). Stefanou's report on the financial statements for the period February 28, 1999 (date of the Company's inception) through June 30, 1999 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that his report for the fiscal year ended June 30, 1999 contained an explanatory paragraph regarding the substantial doubt about the Company's ability to continue as a going concern. The decision to dismiss Stefanou was approved by the Company's Board of Directors. During the period of February 28, 1999 (date of Company's inception) through June 30, 1999 and subsequent interim period through June 2, 2000, the Company has not had any disagreements with Stefanou on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The Company has engaged Parker & Co., Charted Accountants ("Parker") as its certifying accountant as of June 2, 2000 for the Company's fiscal year ending June 30, 2000.

The Company has not consulted Parker previously. Stefanou's letter, which is required pursuant to Item 304(a)(3) of Regulation S-B, is attached.

ITEM 5.     OTHER EVENTS

As of March 8, 2000, the Company changed its corporate address to 100 Oceangate, Suite 1200, Long Beach, CA 90802-4322.

ITEM 6.     RESIGNATIONS OF REGISTRANTS' DIRECTORS

On March 8, 2000, the Company appointed Mr. Gordon Lee as a member of the board of directors.

On March 8, 2000, the Company accepted the resignation of Mr. Mike M. Mustafoglu as a member of the board of directors and the sole officer, effective immediately.

On March 8, 2000, the remaining board member decided not to fill the vacancy left by Mr. Mustafoglu's resignation. Mr. Gordon Lee was also appointed as President, Secretary, and Treasurer of the Company.


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ITEM 7.     FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL  INFORMATION
            AND EXHIBITS

(a)         Financial Statements of Bentley Communications Corp.*

(b)         Exhibits

             2         The plan of reorganization between Bentley
                       Communications Corp. and Kyrenia Acquisition Corp.**

            16         Letter on change in certifying accountant

            99         Management's Discussion and Analysis

*As attached to the Current Report on Form 8-K/A filed by Bentley Communications Corp. on May 8, 2000.

** Included as an Exhibit to Bentley Communications Corp. Quarterly Report on Form 10-QSB for the period ended March 31, 2000, filed June 1, 2000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized

Date:  June 1, 2000                                 Bentley Communications Corp.


                                                    /s/ Gordon Lee
                                                    --------------
                                                    Gordon F. Lee
                                                    President
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